UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2018

Power Solutions International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, Power Solutions International, Inc. (the “Company”) and Weichai America Corp. (“Weichai America”) entered into a Share Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company issued and sold to Weichai America, and Weichai America subscribed for and purchased from the Company, 2,728,752 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and 2,385,624 shares of the Company’s series B preferred stock, par value $0.001 per share, which were subsequently converted on a two to one basis into 4,771,248 shares of Common Stock. The Company issued to Weichai America a stock purchase warrant, which was subsequently amended on November 30, 2017, exercisable for such number of additional shares of Common Stock such that Weichai America upon exercise will hold 51% of the shares of Common Stock then outstanding on a fully diluted basis (as amended, the “Warrant”).

On September 30, 2018, the Warrant was amended and restated (the “Amended Warrant”). The Amended Warrant (a) defers the exercise period of the Warrant, which is now exercisable for a ninety (90) day period commencing upon April 1, 2019, and (b) updates the exercise provisions to provide that the Amended Warrant remains exercisable at a price per share of Common Stock equal to the lesser of (i) 50% of the volume weighted average price (“VWAP”) during the 20 consecutive trading day period preceding October 1, 2018 and (ii) 50% of the VWAP during the 20 consecutive trading day period preceding the date of exercise. The Board of Directors of the Company can elect, in its sole discretion, to accelerate the exercise period of the Amended Warrant.

As previously disclosed, on August 29, 2018, Weichai America notified the Company of its intention to exercise the Warrant in full on or following October 1, 2018 (the date upon which the Warrant became exercisable under the original terms thereof), although Weichai reserved all rights not to exercise the Warrant at such time and exercise at a later time, or not to exercise the Warrant as well. As a result of the amendments reflected in the Amended Warrant (unless the exercise period is accelerated pursuant to the terms thereof), Weichai America may not exercise the Amended Warrant until April 1, 2019.

The foregoing description of the Amended Warrant is not complete and is qualified in its entirety by reference to the Amended Warrant, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Form 8-K concerning the Amended Warrant is incorporated herein by reference. The foregoing security was issued in reliance on the exemption from registration provided by Sections 3(a)(9) and 4(a)(2) of the Securities Act of 1933, as amended.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities. These forward-looking statements are covered by the “Safe Harbor for Forward-Looking Statements” provided by the Private Securities Litigation Reform Act of 1995. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would,” or similar expressions, but these words are not the exclusive means for identifying such statements. The Company cautions that a number of risks, uncertainties and other factors could cause the Company’s actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including, without limitation: the final results of the Audit Committee’s independent review as it impacts the Company’s accounting, accounting policies and internal control over financial reporting; management’s ability to successfully implement the Audit Committee’s remedial recommendations; the reasons giving rise to the prior resignation of RSM US LLP as the Company’s independent registered public accounting firm and the impact of the resignation on the Company’s relationship with its lender and trade creditors and the potential for defaults and exercise of creditor remedies; the time and effort required to complete the restatement of the affected financial statements, complete its delinquent financial statements and amend or prepare the related Form 10-K and Form 10-Q filings; the subsequent discovery of additional adjustments to the Company’s previously issued financial statements;

the timing of completion of necessary re-audits, interim reviews and audits by the new independent registered public accounting firm; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the financial reporting and internal control matters and related litigation; the ability of the Company to accurately budget for and forecast product shipments, and the extent to which product shipments result in recorded revenues; the impact of the previously disclosed investigation initiated by the SEC and any related or additional governmental investigative or enforcement proceedings; the impact of resignations of the Company’s directors and certain executive officers and any delays and challenges encountered in recruiting replacements for open positions and the replacements’ transitions into their positions; and any negative impacts from delisting of the Company’s common stock from Nasdaq and any delays and challenges in obtaining a re-listing on a stock exchange. Actual events or results may differ materially from the Company’s expectations. The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Warrant to Purchase Shares of Power Solutions International, Inc., dated as of September 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Charles F. Avery, Jr.
Charles F. Avery, Jr. Chief Financial Officer

Dated: October 3, 2018